UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22386

Excelsior Venture Partners III, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road
Stamford, CT  06905

 (Address of principal executive offices) (Zip code)

James D. Bowden
Bank of America Capital Advisors LLC
100 Federal Street
Boston, MA  02110

 (Name and address of agent for service)

Registrant's telephone number, including area code: 1-866-921-7951

Date of fiscal year end: October 31

Date of reporting period:  April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to members is attached herewith.

EXCELSIOR
VENTURE PARTNERS III, LLC

INVESTOR REPORT

For the Six Months Ended
April 30, 2010
(Unaudited)

EXCELSIOR VENTURE PARTNERS III, LLC

For the Six Months Ended April 30, 2010

Index	Page No.
FINANCIAL INFORMATION (Unaudited)
Schedule of Investments	2-4
Statement of Assets, Liabilities and Net Assets	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Statement of Cash Flows	8
Financial Highlights	9
Notes to Financial Statements	10-19

Excelsior Venture Partners III, LLC
Schedule of Investments
April 30, 2010 (Unaudited)

Principal Amount/Shares	Private Companies (A), (B), (I)	Acquisition Dates (C)	Cost	Fair Value	% of Net Assets (D)

Common Stocks

Medical Technology
7,882	Recorders and Medicare Systems (P) Ltd.(E)	12/08	$382,623	$—	—%
	TOTAL COMMON STOCKS - PRIVATE COMPANIES		382,623	—	—%

Preferred Stocks

Enterprise Software
4,542,763	SOA Software, Inc.(F)	05/08	5,681,135	—	—%

Life Sciences
1,999,999	Archemix Corporation Series A	08/02 - 11/03	1,999,999	1,499,999	3.75%
700,000	Archemix Corporation Series B	03/04 - 12/05	700,000	525,000	1.31%
			2,699,999	2,024,999	5.06%
Wireless
4,433,333	Ethertronics, Inc. Series B(G)	06/01 - 05/04	6,650,000	11,575,756	28.94%
1,969,205	Ethertronics, Inc. Series C(G)	05/05 - 03/10	2,953,808	5,141,739	12.86%
758,542	Ethertronics, Inc. Series D(G)	03/09	1,137,813	1,980,609	4.95%
			10,741,621	18,698,104	46.75%
	TOTAL PREFERRED STOCKS - PRIVATE COMPANIES		19,122,755	20,723,103	51.81%
	TOTAL PRIVATE COMPANIES		19,505,378	20,723,103	51.81%

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC
Schedule of Investments
April 30, 2010 (Unaudited) (continued)

Percent Owned (H)	Private Investment Funds (A), (B), (I)	Acquisition Dates (C)	Commitment	Cost	Fair Value	% of Net Assets (D)

Early-Stage Information Technology

0.98%	Sevin Rosen Fund IX, L.P.	10/04 - 01/10	$3,000,000	$2,031,609	$1,820,079	4.55%
2.36%	Tallwood II, L.P.	12/02 - 05/08	3,000,000	2,890,443	901,438	2.25%
1.70%	Valhalla Partners, L.P.	10/03 - 04/10	3,000,000	1,819,174	1,669,497	4.18%
			9,000,000	6,741,226	4,391,014	10.98%

Early-Stage Life Sciences and Technology

1.55%	Burrill Life Sciences Capital Fund, L.P.	12/02 - 03/10	3,000,000	2,489,147	2,076,270	5.19%
1.35%	CHL Medical Partners II, L.P.	01/02 - 05/09	2,000,000	1,641,817	1,193,181	2.99%
1.01%	CMEA Ventures VI, L.P.	12/03 - 10/09	3,000,000	2,553,197	2,700,421	6.75%
			8,000,000	6,684,161	5,969,872	14.93%
Multi-Stage Life Sciences, Communications and Health Care

0.38%	Advance Technology Ventures VII, L.P.	08/01 - 12/08	2,700,000	1,920,404	1,737,396	4.34%
0.36%	Morgenthaler Partners VII, L.P.	07/01 - 01/10	3,000,000	2,033,167	1,236,787	3.09%
0.56%	Prospect Venture Partners II, L.P.	06/01 - 03/10	3,000,000	460,406	889,944	2.23%
			8,700,000	4,413,977	3,864,127	9.66%
	TOTAL PRIVATE INVESTMENT FUNDS			17,839,364	14,225,013	35.57%

Principal Amount/Shares	Investment Company

984,128	Dreyfuss Government Cash Management Fund I Shares		984,128	984,128	2.46%
	TOTAL INVESTMENT COMPANY		984,128	984,128	2.46%
	TOTAL INVESTMENTS	$25,700,000	$38,328,870	35,932,244	89.84%

	OTHER ASSETS & LIABILITIES (NET)			4,064,690	10.16%
	NET ASSETS			$39,996,934	100.00%

(A)	Non-income producing securities, restricted as to public resale and illiquid.
(B)
Total cost of illiquid and restricted securities at April 30, 2010, aggregated $37,344,742 . Total fair value of illiquid and restricted securities at April 30, 2010 was $34,948,116 or 87.38% of  Net Assets.

(C)	Acquisition dates cover a period from the original investment date to the last acquisition date and is a required disclosure for restricted securities only.
(D)	Calculated as fair value divided by the Company's Net Assets.
(E)	Tensys Medical, Inc. merged with Recorders and Medicare Systems (P) Ltd. on December 19, 2008. Recorders and Medicare Systems (P) Ltd. is based in India.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC
Schedule of Investments
April 30, 2010 (Unaudited) (continued)

(F)	LogicLibrary, Inc. merged with SOA Software, Inc. on May 1, 2008. Shares of 4,542,763 include 4,239,912 shares held by the Company and 302,851 shares held in escrow for the benefit of the Company ..
(G)
At April 30, 2010, the Company owned 5% or more of the Private Company's outstanding shares thereby making the Private Company an affiliate as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Total fair value of affiliated securities owned at April 30, 2010 (including investments in controlled affiliates) was $18,698,104 or  46.75% of net assets.

(H)
Represents the Company's capital balance as a percentage of the Private Investment Fund's total capital or the Company's commitment as a percentage of the Private Investment Fund's total  commitments ..

(I)
The estimated cost of the Private Investment Funds at April 30, 2010, for Federal income tax purposes aggregated $14,286,811, resulting in the net and gross unrealized depreciation for Federal income tax purposes is estimated to be $61,798. The estimated cost of the Private Companies at April 30, 2010, for Federal income tax purposes aggregated $22,489,507, resulting in  the net and gross unrealized depreciation for Federal income tax purposes is estimated to be $1,766,404 .

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statement of Assets, Liabilities and Net Assets
April 30, 2010 (Unaudited)

ASSETS:
Unaffiliated Issuers, at fair value (Cost $27,587,249)	$17,234,140
Non-Controlled Affiliated Issuers at fair value (Cost $10,741,621)	18,698,104
Investments, at fair value (Cost $38,328,870)	35,932,244
Cash and cash equivalents	4,539,947
Prepaid insurance	6,113
Interest and dividends receivable	246
Total Assets	40,478,550

LIABILITIES:
Professional fees payable	224,485
Management fees payable	181,634
Administration fees payable	28,750
Board of Managers' fees payable	26,500
Custody fees payable	8,380
Printing fees payable	8,128
Distribution payable to Members	592
Miscellaneous payable	3,147
Total Liabilities	481,616
NET ASSETS	$39,996,934

NET ASSETS consist of:
Members' Capital Paid-in*	$146,136,782
Members' Capital Distributed	(43,688,181)
Inception-to-date realized gains and net investment income/(loss)	(60,055,041)
Accumulated unrealized depreciation on investments	(2,396,626)
Total Net Assets	$39,996,934
Units of Membership Interest Outstanding
(Unlimited number of no par value units authorized)	295,210
NET ASSET VALUE PER UNIT	$135.49

*   Capital Paid-in consists of contributions from Members net of offering costs charged to the Members.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statement of Operations
For the six months ended April 30, 2010 (Unaudited)

INVESTMENT INCOME:
Interest income	$1,478
Dividend income	89
Total Income	1,567

EXPENSES:
Professional fees	251,355
Management fees	181,634
Administration fees	57,500
Board of Managers' fees	32,500
Custodian fees	16,996
Printing fees	8,066
Insurance expense	6,518
Other expenses	9,564
Total Expenses	564,133
NET INVESTMENT LOSS	(562,566)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on affiliated investments	(105)
Net change in unrealized appreciation on investments	7,982,808
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	7,982,703
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,420,137

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2010 (Unaudited)	For the Fiscal Year Ended October 31, 2009 (Audited)
OPERATIONS:
Net investment loss	$(562,566)	$(1,087,809)
Net realized loss on investments	(105)	(21,827,037)
Net change in unrealized appreciation on investments	7,982,808	18,164,734
Net increase (decrease) in Net Assets resulting from operations	7,420,137	(4,750,112)

TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Net (decrease) in Net Assets resulting from distributions to Members	(885,629)	(2,066,470)

Net increase (decrease) in Net Assets	6,534,508	(6,816,582)

NET ASSETS:
Beginning of period	33,462,426	40,279,008
End of period	$39,996,934	$33,462,426

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statement of Cash Flows
For the six months ended April 30, 2010 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net change in Net Assets resulting from operations	$7,420,137
Purchases of investments	(823,079)
Proceeds received from Private Companies and distributions received from Private Investment Funds	468,119
Adjustments to reconcile net increase in Net Assets resulting from operations to net cash provided by/(used in) operating activities:
Net realized loss on investments	105
Net change in unrealized appreciation on investments	(7,982,808)
Changes in assets and liabilities related to operations
(Increase)/Decrease in distribution receivable	14,388
(Increase)/Decrease in interest and dividends receivable	53
(Increase)/Decrease in Prepaid insurance	(5,751)
Increase/(Decrease) in professional fees payable	106,169
Increase/(Decrease) in management fees payable	97,077
Increase/(Decrease) in administration fees payable	9,583
Increase/(Decrease) in printing fees payable	21
Increase/(Decrease) in Board of Managers' fees payable	26,500
Increase/(Decrease) in custody fees payable	7,317
Increase/(Decrease) in miscellaneous payable	2,037

Net cash provided by/(used in) operating activities	(660,132)

CASH FLOWS FOR FINANCING ACTIVITIES
Distributions to Members	(885,037)

Net cash (used in) financing activities	(885,037)

Net change in cash and cash equivalents	(1,545,169)
Cash and cash equivalents at beginning of period	6,085,116
Cash and cash equivalents at end of period	$4,539,947

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Financial Highlights

	Six months ended April 30, 2010	Fiscal Years Ended October 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Unit Operating Performance:(A)
NET ASSET VALUE, BEGINNING
OF PERIOD:	$113.35	$136.44	$245.05	$255.96	$316.21	$393.21
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income/(loss)	(1.91)	(3.68)	(3.35)	(2.08)	(2.16)	(4.44)
Net realized and unrealized
gain/(loss) on investments	27.05	(12.41)	(33.76)	19.17	(58.09)	(35.72)
Net increase/(decrease) in Net
Assets resulting from operations	25.14	(16.09)	(37.11)	17.09	(60.25)	(40.16)

DISTRIBUTIONS TO MEMBERS:
Net change in Net Assets due to
distributions to Members	(3.00)	(7.00)	(71.50)	(28.00)	–	(36.84)

NET ASSET VALUE, END OF
PERIOD:	$135.49	$113.35	$136.44	$245.05	$255.96	$316.21

TOTAL NET ASSET VALUE
RETURN: (A), (B)	22.17%	(11.99%)	(15.41%)	7.84%	(19.05%)	(11.24%)

RATIOS TO AVERAGE NET
ASSETS:
Net Assets, End of Period (000's)	$39,997	$33,462	$40,279	$72,342	$75,562	$93,349
Ratios to Average Net Assets: (C),(D)
Gross expenses	1.65%	2.97%	2.11%	1.91%	2.18%	2.45%
Net expenses	1.65%	2.97%	2.11%	1.91%	2.18%	2.45%
Net investment (loss)	(1.64%)	(2.94%)	(1.49%)	(0.88%)	(0.74%)	(1.23%)
Portfolio Turnover Rate (E)	1.68%	3.97%	7.91%	12.37%	4.00%	24.00%

(A)	Selected data for a unit of membership interest outstanding throughout each period.

(B)
Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period, and assumes that distributions, if any, were reinvested at the Company’s net asset value as of the quarter-end immediately following the distribution date. The Company’s units are not traded in any market and, therefore, the market value total investment return is not calculated. For the fiscal year ended October 31, 2008, the impact on the Company’s total net asset value return of a voluntary reimbursement by BACA (as defined in the notes to the Financial Statements) for the matter discussed in Note 3 is 0.39%. Excluding this item, total net asset value return would have been (15.80)% for the fiscal year ended October 31, 2008.

(C)	Ratios do not reflect the Company’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Private Investment Funds.

(D)	Ratios for the period November 1, 2009 through April 30, 2010 are annualized.

The Private Investment Funds’ expense ratios have been obtained from audited financials for the fiscal year ended December 31, 2009 but are unaudited information in these Financial Statements. The range for these ratios is given below:

Private Investment Funds' Ratios	Ratio Range
Expense Ratios excluding incentive carried interest	2.06% - 4.56%
Incentive carried interest	(3.19)% - 7.34%
Expenses plus incentive carried interest	(0.75)% - 10.82%

The Private Investment Funds' management fees range from 2.00% to 2.50% on committed capital during the initial investment period and typically decrease over time as the Private Investment Funds seek to exit investments. The Private Investment Funds' incentive fees range from 20% to 25% of profits generated by the Private Investment Funds.

(E)	Distributions received from Private Investment Funds are included in the portfolio turnover rate.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

NOTES TO FINANCIAL STATEMENTS

April 30, 2010

Note 1 — Organization

Excelsior Venture Partners III, LLC (the "Company") is a non-diversified, closed-end management investment company which commenced operations on April 5, 2001. The Company was organized in Delaware on February 18, 2000. The Company registered its initial offering of units under the Securities Act of 1933, as amended (the "Securities Act"). The duration of the Company is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members ("Members") as soon as is practicable.

Pursuant to a Registration Statement on Form N-2 (File 333-30986), which was originally declared effective on September 7, 2000, the Company was authorized to offer an unlimited number of units of membership interest with no par value. The Company sold 295,210 units via a public offering, which closed on May 11, 2001, for gross proceeds totaling $147,605,000. At the time, units of the Company were made available through Charles Schwab & Co., Inc., the Company’s principal distributor.

The Company incurred offering costs associated with the public offering totaling $1,468,218. Net proceeds to the Company from the public offering, after offering costs, totaled $146,136,782.

Until January 29, 2010, the Company was treated as a business development company or "BDC" under the Investment Company Act of 1940, as amended (the "Investment Company Act"). BDCs are a special type of investment companies, as defined and regulated by the Investment Company Act, which focus primarily on investing in the privately issued securities of eligible portfolio companies, as defined by the Investment Company Act.  A BDC must also make available significant managerial assistance to such companies.

At a special meeting held on December 10, 2009, Members of the Company approved a proposal to withdraw the Company's election to be treated as a BDC and continue its operations as a registered closed-end management investment company. The registration of the Company under the Investment Company Act became effective on January 29, 2010.

The Company’s investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies ("Private Companies") and, to a lesser extent, domestic and international private funds ("Private Investment Funds"), negotiated private investments in public companies and international direct investments that Bank of America Capital Advisors LLC ("BACA" or the "Investment Adviser") believes offer significant long-term capital appreciation. Private Companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company does not have the right to demand that such equity securities be registered.

BACA, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser for the Company. Its principal offices are located at 100 Federal Street, Boston, MA 02110.  The Investment Adviser is an indirect wholly-owned subsidiary of, and is controlled by, Bank of America Corporation ("Bank of America"), a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, NC 28255.  BACA is responsible for identifying, evaluating, structuring, monitoring and disposing of the Company’s investments and for performing the management and administrative services necessary for the operation of the Company. All officers of the Company are employees and/or officers of the Investment Adviser. The Investment Adviser is compensated as described in Note 3.

Prior to May 29, 2008, the Company’s investment adviser was UST Advisers, Inc. (the "former investment adviser"). On May 29, 2008, BACA assumed the responsibilities of the investment adviser to the Company as a result of a transfer (the "Transfer") of the former investment adviser’s rights and obligations under the Advisory Agreement (as defined below) between the Company and the former investment adviser dated July 1, 2007.  The Transfer was approved by the Company’s Board of Managers (the "Board" or "Board of Managers") on March 11, 2008. This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust Corporation ("U.S. Trust Corp.") in July

Note 1 — Organization (continued)

2007. The Transfer of the Advisory Agreement from the former investment adviser to BACA did not change (i) the way the Company was managed, including the level of services provided, (ii) the team of investment professionals providing services to the Company, or (iii) the management and incentive fees paid by the Company. Until July 1, 2007, United States Trust Company, National Association ("U.S. Trust"), acting through its registered investment advisory division, U.S. Trust-New York Asset Management Division, had served as the investment sub-adviser to the Company (the "Investment Sub-Adviser").

The former investment adviser, a Delaware corporation and registered investment adviser, had been an indirect wholly-owned subsidiary of, and controlled by, Bank of America, since July 1, 2007. Prior to that, the former investment adviser was an indirect subsidiary of U.S. Trust Corp., a registered financial holding company, which, in turn, was a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). The former investment adviser assumed the duties of the investment adviser from the previous investment adviser to the Company, U.S. Trust Company, N.A. ("UST-NA"), which was acting through its registered investment advisory division, U.S. Trust Asset Management Division, on December 16, 2005. UST-NA has served as the investment adviser to the Company pursuant to an investment advisory agreement.

On July 1, 2007, U.S. Trust Corp. and its subsidiaries, including the former investment adviser and the Investment Sub-Adviser, were acquired by Bank of America (the "Sale"). The former investment adviser continued to serve as the Investment Adviser to the Company after the Sale (until May 29, 2008, as indicated above) pursuant to a new investment advisory agreement with the Company (the "Advisory Agreement") that was approved at a special meeting of Members of the Company held on March 15, 2007 and was identical in all material respects except for the term and the date of effectiveness to the previous investment advisory agreement. The Investment Sub-Adviser ceased to serve as the investment sub-adviser to the Company after the Sale.

Note 2 — Significant Accounting Policies

A. Basis of Accounting:

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

B. Recent Accounting Pronouncements:

FASB Accounting Standards Codification ("ASC") (ASC 105-10) - In July 2009, the Financial Accounting Standards Board ("FASB") implemented the FASB Accounting Standards Codification (the "Codification") as the single source of GAAP. While the Codification did not change GAAP, it introduced a new structure to the accounting literature and changed references to accounting standards and other authoritative accounting guidance. The Codification was effective for the Company in 2009 and did not affect the Company’s Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets or Statement of Cash Flows.

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (ASC 820 -10) - In April 2009, the FASB issued amended accounting principles related to determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Specifically, these amended principles list factors which should be evaluated to determine whether a transaction is orderly, clarify that adjustments to observed transaction prices or price quotations may be necessary when the volume and level of activity for an asset or liability have decreased significantly, and provide guidance for determining the concurrent weighting of the transaction price relative to fair value indications from other valuation techniques when estimating

Note 2 — Significant Accounting Policies (continued)

B. Recent Accounting Pronouncements (continued):

fair value. The Company adopted these amended accounting principles in 2009 and adoption did not affect the Company’s Statement of Assets, Liabilities and Net Assets, Statement of Operations, Statements of Changes in Net Assets or Statement of Cash Flows.

Subsequent Events (ASC 855) - In May 2009, the FASB issued amended accounting principles related to subsequent events, which codify the guidance regarding the recognition or disclosure of events occurring subsequent to the balance sheet date. These amended principles do not change the definition of a subsequent event (i.e., an event or transaction that occurs after the balance sheet date but before the financial statements are issued) but require disclosure of the date through which subsequent events were evaluated when determining whether recognition or disclosure in the financial statements is required. These amended principles were effective for the Company in 2009. For the six months ended April 30, 2010, the Investment Adviser evaluated subsequent events through the opinion date of the financial statements and determined no events occurred requiring recognition or disclosure in the financial statements.  Since these amended principles require only additional disclosures concerning subsequent events, adoption of the standard did not affect the Company’s Statement of Assets, Liabilities and Net Assets, Statement of Operations, Statements of Changes in Net Assets or Statement of Cash Flows. See note 11, Subsequent Events, for further discussion.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) - In September 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)." ASU No. 2009-12 provides guidance about using net asset value to measure the fair value of interests in certain underlying funds and requires additional disclosures about interests in underlying funds. ASU No. 2009-12 is effective for financial statements issued for reporting periods ending after December 15, 2009. The Company adopted the ASU in 2009. Because the Company’s current fair value measurement policies are consistent with ASU No. 2009-12, adoption did not affect the Company’s Statement of Assets, Liabilities and Net Assets, Statement of Operations, Statements of Changes in Net Assets or Statement of Cash Flows.

C. Valuation of Investments:

The Company values portfolio securities quarterly and at such other times as, in the Board's view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and as prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount from the public market price may be applied.

Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board of Managers (the "Valuation Committee") or both under the supervision of the Board of Managers pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis and in conformity with GAAP. Accordingly, the fair value measurement is determined based on the estimated price a seller would receive in an orderly transaction at the measurement date. For venture capital companies there are a range of values that are reasonable for such investments at any particular time. Initially, Private Companies are valued based upon their original cost except that original cost valuation will be adjusted, upon approval by the Valuation Committee on the advice of the Investment Adviser, based on either a market or appraisal method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such inputs affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly

Note 2 — Significant Accounting Policies (continued)

C. Valuation of Investments (continued):

by the Investment Adviser or the Valuation Committee under the supervision of the Board of Managers and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

The Company’s investments are reported at fair value. The Board and Valuation Committee have approved procedures pursuant to which the Company values its investments in Private Investment Funds, subject to the review and supervision of the Board and Valuation Committee. In accordance with these procedures, fair value of investments in the Private Investment Funds takes into consideration information reasonably available at the time the valuation is made and other factors that the Board and Valuation Committee deems pertinent. Generally, the Board and Valuation Committee will use valuations reported to the Company by the managers of these Private Investment Funds as an input, and the Company, Board or Valuation Committee may reasonably determine that additional factors should be considered that were not reflected. The value of the Company’s investments determined using the Company’s procedures may differ from the value reported by the manager of the Private Investment Funds.

At April 30, 2010, market quotations were not readily available for the Company’s Schedule of Investments of securities valued at $34,948,116 or 87.38% of net assets. Such securities were valued by the Investment Adviser, under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FASB ASC 820-10 "Fair Value Measurements and Disclosure" (formerly statement of Financial Accounting Standard ("SFAS") No. 157) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3	Inputs that are unobservable.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Company generally uses the capital balance reported by the Private Investment Funds as the primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, any restrictions or illiquidity on such interests, any potential clawbacks by the Private Investment Funds and the fair value of the Private Investment Funds' investment portfolio or other assets and liabilities.

An individual Private Investment Fund’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the Company, Board and Valuation Committee. The Company, Board and Valuation Committee considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Private Investment Fund within the hierarchy is based upon the pricing transparency of that Private Investment Fund and does not necessarily correspond to the Company’s perceived risk of that Private Investment Fund.

Note 2 — Significant Accounting Policies (continued)

C. Valuation of Investments (continued):

Substantially all of the Company’s investments in the Private Companies and Private Investment Funds have been classified within Level 3. The Private Investment Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in such Private Investment Funds for which there is no active market. The Companies interests in Private Companies and Private Investment Funds, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3. Assumptions used by the Company, Board or Valuation Committee due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Company’s results of operations.

The following table presents the investments carried on the Statement of Assets, Liabilities and Net Assets by level within the valuation hierarchy as of April 30, 2010.

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Private Companies	$–	$–	$20,723,103	$20,723,103
Investments in Private Investment Funds	–	–	14,225,013	14,225,013
Investments in Investment Company	984,128	–	–	984,128
Totals:	$984,128	$–	$34,948,116	$35,932,244

The following table includes a rollforward of the amounts for the six months ended April 30, 2010 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Investments in Private Companies and	Fair Value Measurements
Private Investment Funds	using Level 3 inputs
Balance as of November 1, 2009	$26,610,453
Net change in accumulated unrealized
appreciation/(depreciation) on investments	7,982,808
Net purchases/(proceeds)	354,960
Net realized gain/(loss) on investments	(105)
Net transfers in and out of Level 3*	-
Balance as of April 30, 2010	$34,948,116

*  Transfers in and out of Level 3, if any, are valued at the beginning of the period.

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations.

Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Company’s Private Investment Funds as of April 30, 2010 is 1 to 4 years with the possibility of extensions in each of the Private Investment Funds.

Cash and cash equivalents on the Statement of Assets, Liabilities and Net Assets can include overnight deposits in commercial paper, which are classified as a Level 1 asset.

Note 2 — Significant Accounting Policies (continued)

D. Cash and Cash Equivalents:

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At April 30, 2010, the Company did not hold any cash equivalents.

E. Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

F. Security Transactions and Investment Gains and Losses:

Private and Public Companies

Security transactions are recorded on a trade date basis or in the case of private investments or securities transactions are recorded when the Company has a legal and enforceable right to demand payment. Realized gains and losses on investments sold are recorded on the basis of identified cost.  Interest income, adjusted for amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Private Investment Funds

Distributions of cash or in-kind securities from a Private Investment Fund are recorded as a return of capital to reduce the cost basis of the Private Investment Fund. In-kind securities received from a Private Investment Fund are recorded at fair value. Distributions are recorded when they are received from the Private Investment Funds as there are no redemption rights with respect to the Private Investment Funds. The Company may also recognize realized losses based upon information received from the Private Investment Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments, within the Statement of Operations, includes the Company's share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Private Investment Fund.

G. Expenses:

The Company records expenses on an accrual basis. Such accruals require management to make estimates and assumptions that affect the reported amounts, which is consistent with GAAP.

H. Income Taxes:

The Company is treated as a partnership for tax reporting; tax basis income and losses are passed through to the individual Members and, accordingly, there is no provision for income taxes reflected in these statements.

Differences arise in the computation of Members' capital for financial reporting in accordance with GAAP and Members' capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Private Investment Funds for Federal tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Investment Funds. At December 31, 2009, the Private Investment Funds had a cost basis for tax purposes of $14,276,555.  After adjusting the tax cost for purchases and sales for the period

Note 2 — Significant Accounting Policies (continued)

H. Income Taxes (continued):

between December 31, 2009 and April 30, 2010, the adjusted cost for tax purposes is $14,286,811. This results in net unrealized depreciation for tax purposes on the Private Investment Funds of $61,798. The cost basis for Federal tax purposes of the Company’s other investments is $22,489,507, and those investments had net depreciation on a tax basis at April 30, 2010 of $1,766,404.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2009, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2007 forward (with limited exceptions). The Company has reviewed its tax positions for the open tax years and has concluded that no provision for taxes is required in the Company’s financial statements. Open tax years of the Company vary by jurisdiction and remain subject to examination by the applicable taxing authorities.

I. Distribution Policy:

Distributions of available cash will be made by the Company at such times and in such amounts as determined by the Board in its sole discretion. Distributions are recorded on the ex-dividend date to unit holders of record on the record date.

J. Restrictions on Transfers:

Interests are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any Interests other than by operation of law or without the consent of the Company, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

K. Fees of the Private Investment Funds:

Each Private Investment Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees referred to as an allocation of profits. In addition to the Company's level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Private Investment Funds. These fees are reflected in the valuations of the Private Investment Funds and are not reflected in the ratios to average Net Assets in the Financial Highlights. However, the Company has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Private Investment Funds.

Note 3 — Investment Advisory Fee, Administration Fee and Related Party Transactions

Under the Advisory Agreement for the services provided, the Investment Adviser was entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s end of the quarter net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter.

As of April 30, 2010, $181,634 was payable to BACA for management fees.

On July 31, 2008, the Company received $268,999 from BACA as a reimbursement for fees associated with the sale of Genoptix, Inc. The Company, through its own internal controls, identified a potential violation of the Investment Company Act involving the sale of Genoptix, Inc. through an affiliate of the former investment adviser. BACA and its affiliate believe that the sale of Genoptix, Inc. in the initial public offering and secondary offering was at arms-length. However, to ensure the Company and its investors are made whole and in its fiduciary capacity as the Investment Adviser, BACA decided to reimburse the Company for the fees paid to its affiliate.

Note 3 — Investment Advisory Fee, Administration Fee and Related Party Transactions (continued)

In addition to the management fee, the Investment Adviser was entitled to allocations and distributions equal to the incentive carried interest. The incentive carried interest was an amount equal to 20% of the excess, if any, of the Company’s cumulative realized capital gains on Private Companies, over the sum of (i) cumulative realized capital losses on investments of any type (ii) cumulative gross unrealized capital depreciation on investments of any type and (iii) cumulative net expenses. As of April 30, 2010, there was no incentive carried interest earned by Investment Adviser. As indicated earlier, at a special meeting held on December 10, 2009, Members of the Company approved a proposal to withdraw the Company's election to be treated as a BDC and continue its operations as a registered closed-end management investment company.  Members also approved elimination of the incentive carried interest.  The registration of the Company under the Investment Company Act became effective on January 29, 2010.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Company retains PNC Global Investment Servicing (U.S.), Inc. ("PNCGIS"), a majority-owned subsidiary of The PNC Financial Services Group ("PNC"), as administrator, accounting and investor services agent.

In consideration for its services, the Company pays PNCGIS (i) a variable fee between 0.105% and 0.07%, based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $28,750, (ii) annual fees of approximately $55,287 for taxation services and (iii) reimburses PNCGIS for out-of-pocket expenses. In addition, PFPC Trust Company serves as the Company’s custodian.

On February 2, 2010, PNC entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"), under which, subject to regulatory approvals, all of the stock of PNCGIS, an indirect, wholly owned subsidiary of PNC, will be sold to BNY Mellon ("Stock Sale"). The Stock Sale will include PNCGIS, PFPC Trust Company and PFPC Distributors, Inc. and is expected to close on or about July 1, 2010. At the closing, PNCGIS and PFPC Distributors, Inc. will change their names to BNY Mellon Investment Servicing (US) Inc. and BNY Mellon Distributors Inc., respectively. PFPC Trust Company will not change its name until a later date to be announced.

Each member of the Board of Managers receives $10,000 as an annual retainer and the Chairman of the Board receives an additional $1,000 annual retainer. Also, each member of the Board receives $2,000 per quarterly meeting attended. In addition, each Board member receives $500 per quarterly telephonic meeting and $500 for any other telephonic special meeting. For each audit committee meeting attended, Board members receive $1,500, while the Chairman of the Audit Committee receives an additional $1,000 retainer. Each member of the Board is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Company, receives any compensation from the Company.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with Private Investment Funds or Private Companies in which the Company invests and with companies in which the Private Investment Funds invest.

 Note 4 — Purchases and Sales of Securities

Excluding short-term investments, the Company's purchases and proceeds received from the sale of investments and distributions received from Private Investment Funds for the six months ended April 30, 2010 were as follows:

Purchases	Proceeds
$823,079	$468,119

Note 5 — Capital Commitments of the Fund to the Private Investment Funds

As of April 30, 2010, the Company had unfunded investment commitments to Private Investment Funds totaling $1,570,920. The Company had total commitments from its investors of $147.6 million, none of which remains uncalled.

Note 5 — Capital Commitments of the Fund to the Private Investment Funds (continued)

Private Investment Funds:	Unfunded Commitment

Advance Technology Ventures VII, L.P.	$121,500
Burrill Life Sciences Capital Fund, L.P.	243,512
CHL Medical Partners II, L.P.	-
CMEA Ventures VI, L.P.	330,000
Morgenthaler Partners VII, L.P.	-
Prospect Venture Partners II, L.P.	315,000
Sevin Rosen Fund IX, L.P.	345,000
Tallwood II, L.P.	-
Valhalla Partners, L.P.	215,908
Total	$1,570,920

Note 6 — Transactions with Affiliated Companies

An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive dividends from affiliated companies during the six month ended April 30, 2010. Transactions with companies, which are or were affiliates, were as follows:

			For the Six Months Ended April 30, 2010 (Unaudited)
Name of Investment	Shares/ Principal Amount Held at October 31, 2009	October 31, 2009 Fair Value	Purchases/ Conversion Acquisition	Sales Proceeds/ Conversion	Interest Received	Realized Gain/ (Loss)	Shares/ Principal Amount Held at April 30,2010	April 30, 2010 Fair Value (Note 1)
Controlled Affiliates
Cydelity Inc., Series A-2 Preferred*	-	$-	$-	$-	$-	$(105)	-	$-
Total Controlled Affiliates						(105)

Non-Controlled Affiliates
Ethertronics, Inc., Series B Preferred	4,433,333	6,650,000	-	-	-	-	4,433,333	11,575,756
Ethertronics, Inc., Series C Warrants	271,248	-	-	-	-	-	-	-
Ethertronics, Inc., Series C Preferred	1,697,957	2,546,937	406,872	-	-	-	1,969,205	5,141,739
Ethertronics, Inc., Series D Preferred	758,542	1,137,813	-	-	-	-	758,542	1,980,609
Total Non-Controlled Affiliates		10,334,750	406,872	-	-	-		18,698,104

Total Non-Controlled and Controlled Affiliates		$10,334,750	$406,872	$-	$-	$(105)		$18,698,104

* Investment was liquidated in a prior year but had an adjustment to an escrow release.

Note 7 — Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications.  The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Investment Adviser's experience, the risk of loss from such claims is considered remote.

Note 7 — Indemnifications (continued)

Many of the Private Investment Funds' partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

Note 8 — Concentrations of Market, Credit and Industry Risk

The Company invests in Private Investment Funds and Private Companies. This portfolio strategy presents a high degree of business and financial risk due to the nature of the Private Companies and the underlying companies in which Private Investment Funds invest, which may include entities with little operating history, minimal capitalization, or operations in new or developing industries.

The Company may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Company’s investments in the Private Investment Funds and Private Companies, such risks are limited to the Company’s capital balance in each Private Investment Fund and Private Company, which is the current value as included in the Schedule of Investments.

Note 9 — Liquidity Risk

The Company focuses its investments in the securities of privately-held venture capital companies, and to a lesser extent in venture capital, buyout and other private equity funds managed by third parties. The Company may offer managerial assistance to certain of such privately-held venture capital companies. The Company invests its available cash in short-term investments of marketable securities pending follow-on investments in portfolio companies and distribution to investors.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

Note 10 — Disclosure regarding Private Investment Funds over 5% of Net Assets

Burrill Life Sciences Capital Fund, L.P. represents 5.19% of the Company’s net assets at April 30, 2010. The investment objective of Burrill Life Sciences Capital Fund, L.P. is to invest primarily in innovative, early-stage life science venture opportunities in order to achieve capital appreciation. Burrill Life Sciences Capital Fund, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of Burrill Life Sciences Capital Fund, L.P. may approve transfers at its sole discretion.

CMEA Ventures VI, L.P. represents 6.75% of the Company’s net assets at April 30, 2010. The investment objective of CMEA Ventures VI, L.P. is to invest in and assist new and emerging growth-oriented business that are involved in the areas of life science technology, human healthcare and high technology companies in order to achieve net rates of return on invested capital in the top quartile of venture capital funds of the same vintage year. CMEA Ventures VI, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of CMEA Ventures VI, L.P. may approve transfers at its sole discretion.

Note 11 — Subsequent Events

The Company has evaluated all events subsequent to the balance sheet date of April 30, 2010, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

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Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)
Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)
Certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Excelsior Venture Partners III, LLC

By (Signature and Title)* /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date July 09, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date July 09, 2010

By (Signature and Title)* /s/ Steven L. Suss
Steven L. Suss, Treasurer and Chief Financial Officer

Date July 09, 2010

* Print the name and title of each signing officer under his or her signature.